Exhibit 13.3

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Pixie Dust Technologies Co., Ltd. (the “Company”) on Form 20-F for the fiscal year ended April 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nobuhiro Takagi, Co-Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 22, 2024

By:	/s/ Nobuhiro Takagi
Name:	Nobuhiro Takagi
Title:	Co-Chief Financial Officer (principal financial officer)